SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             Date of Report (Date of
                            earliest event reported):

                                  April 6, 2000


                                    WODFI LLC
              (Exact name of registrant and originator of the Trust
                          as specified in its charter)

                          WORLD OMNI MASTER OWNER TRUST
                       (Issuer with respect to the Notes)

                                    Delaware
           (Registrant's state or other Jurisdiction of Incorporation)

                                    333-84579
                            (Commission File Number)

                                   65-0934017
                (Registrant's I.R.S. Employer Identification No.)

                                    WODFI LLC
                              120 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable




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Item 5.  Other Events

         On April 6, 2000, the World Omni Master Owner Trust issued a series of term notes designated the Floating Rate Automobile Dealer Floorplan Asset Backed Notes, Series 2000-1. The Series 2000-1 Notes include two classes of Notes: the Class A Notes and the Class B Notes. The principal characteristics of the Series 2000-1 Notes are as follows:

         Number of classes within Series 2000-1: Two
         Class A Initial Invested Amount: $646,000,000
         Class B Initial Invested Amount: $54,000,000
         Total Initial Invested Amount: $700,000,000
         Class A Note Rate: The lesser of LIBOR + 0.135% and the Assets
                Receivables Rate for the related Payment Date
         Class B Note Rate: The lesser of LIBOR + 0.45% and the Assets
                Receivables Rate for the related Payment Date
         Closing Date: April 6, 2000
         Expected Principal Payment Date: March 17, 2003
         Stated Maturity Date: March 15, 2005
         Ordinary means of principal repayment: Accumulation Period Accumulation Period Commencement Date: A date occurring when the number of full Collection Periods remaining until the Expected Principal Payment Date equals the Accumulation Period Length, as determined by the Servicer
         Primary  source of credit enhancement for Class A Notes: Subordination of Class B Notes and subordination of the Certificates to the extent of the Available Subordinated Amount
         Primary source of credit enhancement for Class B Notes: Subordination of Certificates to the extent of the Available Subordinated
                Amount
         Required Subordinated Amount: Approximately 8.7% of the Invested
                Amount plus the Incremental Subordinated Amount
         Required Participation Percentage:  100%

         The terms of the Series 2000-1 Notes and the definitions of capitalized terms may be found in the Series 2000-1 Supplement to the Indenture, the Amended and Restated Indenture, the Amended and Restated Trust Sale and Servicing Agreement, the Amended and Restate Receivables Purchase Agreement, the Class A Note Underwriting Agreement and the Class B Note Underwriting Agreement, each of which is attached as an exhibit to this report.

         On April 6, 2000, in conjunction with the issuance of the Series 2000-1 Notes the issuer executed an Amended and Restated Series 1999-VFN Supplement to the Indenture, a copy of which is attached as an exhibit to this report. The principal characteristics of the Series 1999- VFN Notes, as amended, are as follows:

         Maximum Principal Amount: $150,000,000
         Scheduled Interest Payment Date: Monthly on the 15th day of each month or, if that day is not a business day, the next business day
         Required Subordinated Amount: Approximately 8.1% of its Invested
                Amount plus any Incremental Subordinated Amount
         Required Participation Percentage: 100%


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         Revolving Period: November 22, 1999 to the earlier of November 30, 2000
                (which may be extended) and the occurrence of an Early Amortization Event
         Expected Final Payment Date: 4th Payment Date at the end of its
                Revolving Period
         Stated Final Maturity Date: 28th Payment Date after the end of its
                Revolving Period



Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.       Description

Exhibit 1.1    Class A Underwriting Agreement, dated as of March 22, 2000.

Exhibit 1.2    Class B Underwriting Agreement, dated as of March 29, 2000.

Exhibit 3.2 Second Amended and Restated Limited Liability Company Agreement, dated as of March 31, 2000.

Exhibit 4.1    Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.2 Series 2000-1Supplement, dated as of April 6, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.3 Amended and Restated Series 1999-1 Supplement, dated as of April 6, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 99.1 Amended and Restated Trust Sale and Servicing Agreement, dated as of April 6, 2000.

Exhibit 99.2 Amended and Restated Receivables Purchase Agreement, dated as of April 6, 2000.

Exhibit 99.3 Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2000.

Exhibit 99.4 Amendment No. 1 to Amended and Restated Trust Sale and Servicing Agreement, dated as of August 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WODFI LLC, (Registrant)



Dated: August  , 2000               By: /s/ Alan Browdy
                                        ---------------
                                            Alan Browdy
                                            Vice President
                                            World Omni Financial Corp.
                                            (Duly authorized Officer of
                                            the Servicer on behalf of the Trust)


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                                INDEX OF EXHIBITS


Exhibit No.        Exhibit

Exhibit 1.1        Class A Underwriting Agreement, dated as of March 22, 2000.

Exhibit 1.2        Class B Underwriting Agreement, dated as of March 29, 2000.

Exhibit 3.2 Second Amended and Restated Limited Liability Company Agreement, dated as of March 31, 2000.

Exhibit 4.1        Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.2 Series 2000-1Supplement, dated as of April 6, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 4.3 Amended and Restated Series 1999-1 Supplement, dated as of April 6, 2000, to Amended and Restated Indenture, dated as of April 6, 2000.

Exhibit 99.1 Amended and Restated Trust Sale and Servicing Agreement, dated as of April 6, 2000.

Exhibit 99.2 Amended and Restated Receivables Purchase Agreement, dated as of April 6, 2000.

Exhibit 99.3 Amendment No. 1 to Amended and Restated Receivables Purchase Agreement, dated as of August 11, 2000.

Exhibit 99.4 Amendment No. 1 to Amended and Restated Trust Sale and Servicing Agreement, dated as of August 11, 2000.